                                CUSTODY AGREEMENT


          This Custody Agreement is dated March 5, 1996 between MORGAN
STANLEY TRUST COMPANY, a New York State chartered trust company (the "Custodian"), and FOREIGN FUND, INC., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Client"). The Client issues its shares in different Index Series (each, an "Index Series").

          1. APPOINTMENT AND ACCEPTANCE; ACCOUNTS. (a) The Client, on behalf of its Index Series (each an "Index Series") hereby appoints the Custodian as a custodian of Property (as defined below) owned or under the control of the Client's Index Series, that is delivered to the Custodian, or any Subcustodian as appointed below, from time to time to be held in custody for the benefit of the Client's Index Series. The Custodian agrees to act as such Custodian upon the terms and conditions hereinafter provided.

          (b) Prior to the delivery of any Property by the Client, on behalf of its Index Series, to the Custodian, the Client shall deliver to the Custodian each document and other item listed in Appendix 1. In addition, the Client shall deliver to the Custodian any additional documents or items as the Custodian may reasonably deem necessary for the performance of its duties under this Agreement.

          (c) The Client instructs the Custodian to establish on the books and records of the Custodian the accounts listed in Appendix 2 (the "Accounts") in the name of the Client, on behalf of its Index Series. Upon receipt of Authorized Instructions (as defined below) and appropriate documentation, the Custodian shall open additional Accounts for the Client. Upon the Custodian's confirmation to the Client of the opening of such additional Accounts, or of the closing of Accounts, Appendix 2 shall be deemed automatically amended or supplemented accordingly. The Custodian shall record in the Accounts and shall have general responsibility for the safekeeping of all securities ("Securities"), cash, cash equivalents and other property (all such Securities, cash, cash equivalents and other property being collectively called the "Property") of the Client's Index Series that are delivered to the Custodian for custody.

          (d) The procedures the Custodian and the Client will use in performing activities in connection with this Agreement are set forth in a client services guide provided to the Client by the Custodian, as such guide may be amended from time to time by the Custodian by written notice to the Client (the "Client Services Guide").

          2. SUBCUSTODIANS. The Property may be held in custody and deposit accounts that have been established by the Custodian with one or more domestic or foreign banks or other institutions as listed on Exhibit A (the "Subcustodians"), as such Exhibit may be amended from time to time by the Custodian upon sixty (60) days prior written notice to the Client, or through the facilities of one or more securities depositories or clearing agencies. The Custodian shall hold Property through a Subcustodian, securities depository or clearing agency only if (a) such Subcustodian and any securities depository or clearing agency in which such Subcustodian or the Custodian holds Property, or any of their creditors, may not assert any right, charge, security interest, lien, encumbrance or other claim of any kind to such Property except a claim of payment for its safe custody or administration and (b) beneficial ownership of such Property may be freely transferred without the payment of money or value other than for safe custody or administration. Any Subcustodian may hold Property in a securities depository and may utilize a clearing agency.

          3.  RECORDS.  With respect to Property held by a Subcustodian:

          (a) The Custodian may hold Property for all of its customers with a Subcustodian in a single account identified as belonging to the Custodian for the benefit of its customers;

          (b) The Custodian shall identify on its books as belonging to the Client's Index Series any Property held by a Subcustodian for the Custodian's account;

          (c) The Custodian shall require that Property held by the Subcustodian for the Custodian's account be identified on the Subcustodian's books as separate from any other property held by the Subcustodian other than property of the Custodian's customers held solely for the benefit of customers of the Custodian; and

          (d) In the event the Subcustodian holds Property in a securities depository or clearing agency, such Subcustodian shall be required by its agreement with the Custodian to identify on its books such Property as being held for the account of the Custodian as custodian for its customers or in such other manner as is required by local law or market practice.

          4. ACCESS TO RECORDS. The Custodian shall allow the Client's accountants reasonable access to the Custodian's records relating to the Property held by the Custodian as such accountants may reasonably require in connection with their examination of the Client's affairs. The Custodian shall also obtain from any Subcustodian (and shall require each Subcustodian to use reasonable efforts to obtain from any securities depository or clearing agency in which it deposits Property) an undertaking, to the extent consistent with local practice and the laws of the jurisdiction or jurisdictions to which such Subcustodian, securities depository or clearing agency is subject, to permit independent public accountants such reasonable access to the records of such Subcustodian, securities depository or clearing agency as may be reasonably required in connection with the examination of the Client's affairs or to take such other action as the Custodian in its judgment may deem sufficient to ensure such reasonable access.

          5. REPORTS. The Custodian shall provide such reports and other information to the Client, on behalf of its Index Series, and to such persons as the Client directs, as the Custodian and the Client may agree from time to time.

          6. PAYMENT OF MONIES. The Custodian shall make, or cause any Subcustodian to make, payments from monies being held in the Accounts only in accordance with Authorized Instructions or as provided in Sections 9, 13 and 17.

          The Custodian may act as the Client's agent in foreign exchange transactions at such rates as are agreed from time to time between the Client, on behalf of its Index Series, and the Custodian.

          7. TRANSFER OF SECURITIES. The Custodian shall make, or cause any Subcustodian to make, transfers, exchanges or deliveries of Securities only in accordance with Authorized Instructions or as provided in Sections 9, 13 and 17.

          8. CORPORATE ACTIONS. (a) The Custodian shall notify the Client of details of all corporate actions affecting the Securities of the Client's Index Series promptly upon its receipt of such information.

          (b) The Custodian shall take, or cause any Subcustodian to take, any action in respect of such corporate actions only in accordance with Authorized Instructions or as provided in this Section 8 or Section 9.

          (c) In the event the Client, on behalf of its Index Series, does not provide timely Authorized Instructions to the Custodian, the Custodian shall act in accordance with the default option provided by local market practice and/or the issuer of the Securities.

          (d) Unless the Custodian receives Authorized Instructions to the contrary, fractional shares resulting from corporate action activity shall be treated in accordance with local market practices.

          9. GENERAL AUTHORITY. In the absence of Authorized Instructions to the contrary, the Custodian may, and may authorize any Subcustodian to:

          (a) make payments to itself or others for expenses of handling Property or other similar items relating to its duties under this Agreement, provided that all such payments shall be accounted for to the Client;

          (b) receive and collect all income and principal with respect to Securities and to credit cash receipts to the Accounts;

          (c) exchange Securities when the exchange is purely ministerial (including, without limitation, the exchange of interim receipts or temporary securities for securities in definitive form and the exchange of warrants, or other documents of entitlement to securities, for the securities themselves);

          (d) surrender Securities at maturity or when called for redemption upon receiving payment therefor;

          (e) execute in the Client's name such ownership and other certificates as may be required to obtain the payment of income from Securities;

          (f) pay or cause to be paid, from the Accounts, any and all taxes and levies in the nature of taxes imposed on Property by any governmental authority in connection with custody of and transactions in such Property;

          (g) endorse for collection, in the name of the Client, checks, drafts and other negotiable instruments;

          (h)  take non-discretionary action on mandatory corporate actions; and

          (i) in general, attend to all nondiscretionary details in connection with the custody, sale, purchase, transfer and other dealings with the Property.

          10. AUTHORIZED INSTRUCTIONS; AUTHORIZED PERSONS. (a) Except as otherwise provided in Sections 6 through 9, 13 and 17, all payments of monies, all transfers, exchanges or deliveries of Property and all responses to corporate actions shall be made or taken only upon receipt by the Custodian of Authorized Instructions; PROVIDED that such Authorized Instructions are timely received by the Custodian. "AUTHORIZED INSTRUCTIONS" of the Client means instructions from an Authorized Person received by telecopy, tested telex, electronic link or other electronic means or by such other means as may be agreed in writing between the Client and the Custodian.

          (b) "AUTHORIZED PERSON" means each of the persons or entities identified on Appendix 3 as amended from time to time by written notice from the Client, on behalf of its Index Series, to the Custodian. The Client represents and warrants to the Custodian that each Authorized Person listed in Appendix 3, as amended from time to time, is authorized to issue Authorized Instructions on behalf of the Client's specific Index Series, as indicated on such Appendix 3. Prior to the delivery of the Property to the Custodian, the Custodian shall provide a list of designated system user ID numbers and passwords that the Client shall be responsible for assigning to Authorized Persons. The Custodian shall assume that an electronic transmission received and identified by a system user ID number and password was sent by an Authorized Person. The Custodian agrees to provide additional designated system user ID numbers and passwords as needed by the Client. The Client authorizes the Custodian to issue new system user ID numbers upon the request of a previously existing Authorized Person. Upon the issuance of additional system user ID numbers by the Custodian to the Client, Appendix 3 shall be deemed automatically amended accordingly. The Client authorizes the Custodian to receive, act and rely upon any Authorized Instructions received by the Custodian which have been issued, or which are reasonably believed to have been issued, by an Authorized Person.

          (c) Any Authorized Person may cancel/correct or otherwise amend any Authorized Instruction received by the Custodian, but the Client agrees to indemnify the Custodian for any liability, loss or expense incurred by the Custodian and its Subcustodians as a result of their having relied upon or acted on any prior Authorized Instruction. An amendment or cancellation of an Authorized Instruction to deliver or receive any security or funds in connection with a trade will not be processed once the trade has settled.

          11. REGISTRATION OF SECURITIES. (a) In the absence of Authorized Instructions to the contrary, Securities which must be held in registered form shall be registered in the name of the Custodian or the Custodian's nominee or, in the case of Securities in the custody of an entity other than the Custodian, in the name of the Custodian, its Subcustodian or any such entity's nominee. The Custodian may, without notice to the Client, cause any Securities to be registered or re-registered in the name of the Client.

          (b) Where the Custodian has been instructed by the Client, on behalf of its Index Series, to hold any Securities in the name of any person or entity other than the Custodian, its Subcustodian or any such entity's nominee, the Custodian shall not be responsible for any failure to collect dividends or other income or participate in any corporate action with respect to such Securities. The foregoing shall not relieve the Custodian of its obligation to hold in safekeeping all Property of the Client's Index Series delivered to the Custodian or any Subcustodian in accordance with Section 1 hereof or to notify the Client of any corporate action of which it receives notice as provided in Section 8 hereof.

          12. DEPOSIT ACCOUNTS. Unless the Client and the Custodian otherwise agree, all cash received by the Custodian for the Accounts shall be held by the Custodian as a short-term credit balance in favor of the Client's Index Series and if the Custodian and the Client have agreed in writing in advance that such balances shall bear interest, the Client shall earn interest at the rates and times as agreed between the Client and the Custodian. The Client acknowledges that any such credit balances shall not be accompanied by the benefit of any governmental insurance.

          13. SHORT-TERM CREDIT EXTENSIONS. (a) From time to time, if agreed between the Custodian and the Client, the Custodian may extend or arrange short-term credit for the Client which is (i) necessary in connection with payment and clearance of securities and foreign exchange transactions or (ii) pursuant to an agreed schedule, as and if set forth in the Client Services Guide, of credits for dividends and interest payments on Securities. All such extensions of credit shall be repayable by the Client on demand.

          (b) The Custodian shall be entitled to charge the Client interest for any such credit extension at rates to be agreed upon from time to time or, if such credit is arranged by the Custodian with a third party on behalf of the Client, the Client shall reimburse the Custodian for any interest charge. In addition to any other remedies available, the Custodian shall be entitled to a right of set-off against the Property to satisfy the repayment of such credit extensions and the payment of, or reimbursement for, accrued interest thereon.

          14. REPRESENTATIONS AND WARRANTIES. (a) The Client, on behalf of its Index Series, represents and warrants that (i) the execution, delivery and performance of this Agreement (including, without limitation, the ability to obtain the short-term extensions of credit in accordance with Section 13) are within the Client's power and authority and have been duly authorized by all requisite action (corporate or otherwise) of the Client, on behalf of its Index Series, and of the beneficial owner of the Property, if other than the Client's Index Series, and (ii) this Agreement and each extension of short-term credit extended to or arranged for the benefit of the Client in accordance with Section 13 shall at all times constitute a legal, valid and binding obligation of the Client enforceable against the Client in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

          (b) The Custodian represents and warrants that (i) the execution, delivery and performance of this Agreement are within the Custodian's power and authority and have been duly authorized by all requisite action (corporate or otherwise) of the Custodian and (ii) this Agreement constitutes the legal, valid and binding obligation of the Custodian enforceable against the Custodian in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

          15. STANDARD OF CARE; INDEMNIFICATION. (a) The Custodian shall be responsible for the performance of only such duties as are set forth in this Agreement or contained in Authorized Instructions given to the Custodian which are not contrary to the provisions of any relevant law or regulation. The Custodian shall be liable to the Client for any loss, liability or expense incurred by the Client's Index Series in connection with this Agreement to the extent that any such loss, liability or expense results from the negligence or willful misconduct of the Custodian or any Subcustodian.

          (b) The Client acknowledges that the Property may be physically held outside the United States. The Custodian shall not be liable for any loss, liability or expense resulting from events beyond the reasonable control of the Custodian, including, but not limited to, FORCE MAJEURE, provided the Custodian or Subcustodian has otherwise fulfilled its obligations under this Agreement and has acted in accordance with the standard of care set forth in this Section 15.

          (c) In addition, the Client shall indemnify the Custodian and Subcustodians and any nominee for such persons, and hold each of them harmless from, any liability, loss or expense (including attorneys' fees and disbursements) incurred in connection with this Agreement, including without limitation, (i) as a result of the Custodian having acted or relied upon any Authorized Instructions or (ii) arising out of any such person acting as a nominee or holder of record of Securities, provided the Custodian or Subcustodian has otherwise fulfilled its obligations under this Agreement and has acted in accordance with the standard of care set forth in this Section 15.

          16. FEES; LIENS. The Client, on behalf of its Index Series, shall pay to the Custodian from time to time such compensation for its services pursuant to this Agreement as may be mutually agreed upon as well as the Custodian's out-of-pocket and incidental expenses. The Client shall hold the Custodian harmless from any liability or loss resulting from any taxes or other governmental charges, and any expenses related thereto, which may be imposed or assessed with respect to the Accounts or any Property held therein. The Custodian is, and any Subcustodians are, authorized to charge the Accounts for such items and the Custodian shall have a lien, charge and security interest on any and all Property for any amount owing to the Custodian from time to time under this Agreement.

          17. TERMINATION. This Agreement may be terminated by the Client in respect of any Index Series or the Custodian by 60 days written notice to the other, sent by registered mail. If notice of termination is given, the Client shall, within 30 days following the giving of such notice, deliver to the Custodian a statement in writing specifying the successor custodian or other person to whom the Custodian shall transfer the Property. In either event, the Custodian, subject to the satisfaction of any lien it may have, shall transfer the Property to the person so specified. If the Custodian does not receive such statement the Custodian, at its election, may transfer the Property to a bank or trust company established under the laws of the United States or any state thereof to be held and disposed of pursuant to the provisions of this Agreement or may continue to hold the Property until such a statement is delivered to the Custodian. In such event the Custodian shall be entitled to fair compensation for its services during such period as the Custodian remains in possession of any Property and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect; provided, however, that the Custodian shall have no obligation to settle any transactions in Securities for the Accounts. The provisions of Sections 15 and 16 shall survive termination of this Agreement.

          18.  INVESTMENT ADVICE.    The Custodian shall not supervise,
recommend or advise the Client's Index Series relative to the investment, purchase, sale, retention or other disposition of any Property held under this Agreement.

          19. CONFIDENTIALITY. (a) The Custodian, its agents and employees shall maintain the confidentiality of information concerning the Property held in the Client's account, including in dealings with affiliates of the Custodian. In the event the Custodian or any Subcustodian is requested or required to disclose any confidential information concerning the Property, the Custodian shall, to the extent practicable and legally permissible, promptly notify the Client of such request or requirement so that the Client, on behalf of its Index Series, may seek a protective order or waive any objection to the Custodian's or such Subcustodian's compliance with this Section 19. In the absence of such a waiver, if the Custodian or such Subcustodian is compelled, in the opinion of its counsel, to disclose any confidential information, the Custodian or such Subcustodian may disclose such information to such persons as, in the opinion of counsel, is so required.

          (b) The Client shall maintain the confidentiality of, and not provide to any third parties absent the written permission of the Custodian, any computer software, hardware or communications facilities made available to the Client or its agents by the Custodian.

          20. NOTICES. Any notice or other communication from the Client to the Custodian, unless otherwise provided by this Agreement or the Client Services Guide, shall be sent by certified or registered mail to Morgan Stanley Trust Company, One Pierrepont Plaza,

Brooklyn, New York, 11201, Attention: President, and any notice from the Custodian to the Client is to be mailed postage prepaid, addressed to the Client at the address appearing below, or as it may hereafter be changed on the Custodian's records in accordance with written notice from the Client.

          21. ASSIGNMENT. This contract may not be assigned by either party without the prior written approval of the other.

          22. MISCELLANEOUS. (a) This Agreement shall bind the successors and assigns of the Client and the Custodian.

           (b) This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to its conflicts of law rules and to the extent not preempted by federal law. The Custodian and the Client, on behalf of its Index Series, hereby irrevocably submit to the exclusive jurisdiction of any New York State court or any United States District Court located in the State of New York in any action or proceeding arising out of this Agreement and hereby irrevocably waive any objection to the venue of any such action or proceeding brought in any such court or any defense of an inconvenient forum.

          In witness whereof, the parties hereto have set their hands as of the date first above written.


                                        FOREIGN FUND, INC.


                                        By /s/ Lisa M. King
                                           -------------------------
                                           Name: Lisa M. King
                                           Title: Assistant Secretary


                              Address for record:   c/o PFPC Inc.
                                                  ---------------------------

                                                    400 Bellevue Parkway
                                                  ---------------------------
                                                    Wilmington, DE 19809
                                                  ---------------------------

Accepted:

MORGAN STANLEY TRUST COMPANY


By   /s/ G.Federico
  ----------------------------
     Authorized Signature

                                                                      APPENDIX 1

                              ACCOUNT DOCUMENTATION



                REQUIRED DOCUMENTATION FOR CORE CUSTODIAL SERVICES:

     Custody Agreement
     Secretary's Certificate
     Client Service Guide (including appendices)
     Fee Schedule/Billing Guide

     Certificate of Beneficial Ownership
     Form W-9                                        (U.S. Residents)
     Form 8821 or 6166                               (U.S. Residents)
     Form W-8                                        (Non-U.S. Residents)
     Form 1001                                       (Non-U.S. Residents)
     Local Tax Office Letter                         (Non-U.S. Residents)
     Client Service Requirement Letter
     Voting Power of Attorney
     Sophisticated Investor Letter
     General Account Information

     JGB Indemnification Letter                      (optional)
     Thai Authorization Letter                       (optional)
     New Zealand 'Approved Issuer Levy' Letter       (optional)

          ADDITIONAL DOCUMENTATION REQUIRED FOR TAX RECLAIM SERVICES:

     Tax Reclaim Power of Attorney
     U.K. Tax Authority Letter                       (Non U.K. individuals only)

     (ONLY FOR TAX EXEMPT CLIENTS)
     IRS Determination Letter                        (U.S. residents only)
     U.K. Form 309A                                  (U.S. residents only)
     U.K. Form 4338                                  (Non U.K. funds)
     U.K. Form 4338A                                 (Non U.K. charities/
                                                      foundations)
     Previous Exemption Letters                      (Non U.S. residents)

                                                                      APPENDIX 2


     ACCOUNT NAME                                    MNEMONIC    ACCOUNT NUMBER
     Foreign Fund Inc/Austria Index Series           XATS        000428003
     Foreign Fund Inc/Australia Index Series         XAUD        000428011
     Foreign Fund Inc/Belgium Index Series           XBEF        000428029
     Foreign Fund Inc/Canada Index Series            XCAD        000428037
     Foreign Fund Inc/France Index Series            XFRF        000428045
     Foreign Fund Inc/Germany Index Series           XDEM        000428052
     Foreign Fund Inc/Hong Kong Index Series         XHKD        000428060
     Foreign Fund Inc/Italy Index Series             XITL        000428078
     Foreign Fund Inc/Japan Index Series             XJPY        000428086
     Foreign Fund Inc/Malaysia Index Series          XMYR        000428094
     Foreign Fund Inc/Mexico Index Series            XMXN        000428102
     Foreign Fund Inc/Netherland Index Series s      XNLG        000428110
     Foreign Fund Inc/Singapore Index Series         XSGD        000428128
     Foreign Fund Inc/Spain Index Series             XESP        000428136
     Foreign Fund Inc/Sweden Index Series            XSEK        000428144
     Foreign Fund Inc/Switzerland Index Series       XCHF        000428151
     Foreign Fund Inc/UK Index Series                XGBP        000428169

                                                                      APPENDIX 3

Part I - Authorized Signatures


The Custodian is directed to accept and act upon Authorized Instructions received from any of the following persons or entities:

                                             Telephone/     Authorized
Name           Organization      Title       Fax            Signature
----           ------------      -----       ----------     ----------

Robert Flitter PFPC Inc.         Accounting  302-791-1589   /s/ Robert Flitter
                                 Manager II  302-791-4875


Beverly Zehr   PFPC Inc.         Accounting  302-791-2360   /s/ Beverly Zehr
                                 Manager II  302-791-4875


Neal Andrews   PFPC Inc.         Accounting  302-791-1462   /s/ Neal J. Andrews
                                 Director    302-791-2639


Joel Weiss     PFPC Inc.         Accounting  302-791-1851   /s/ Joel Weiss
                                 Director    302-791-1939


For the issuance of checks and other drafts in payment of the Fund's operating expense.







Authorized by: /s/ Lisa M. King
               -----------------------
               Assistant Secretary
               Foreign Fund, Inc.

                                                                      APPENDIX 3

Part I - Authorized Signatures


The Custodian is directed to accept and act upon Authorized Instructions received from any of the following persons or entities:

                                             Telephone/     Authorized
Name           Organization      Title       Fax            Signature
----           ------------      -----       ----------     ----------



























Authorized by: ___________________________

Part II - System User ID numbers

The Custodian is directed to accept and act upon Authorized Instructions transmitted electronically and identified with the following mnemonics and system user ID's for the following activities:

USER ID'S
---------
EXCC2        EXCC692       EXCC55
EXCC586      EXCC958       EXCC972
EXCC688      EXCC973

                     ACCOUNT          WORKSTATION SESSIONS
      MNEMONIC       NUMBER    TE   TCC  SL   FE   CM   MA   TD
-------------------------------------------------------------------------------
        XATS        00042800   NO    NO   NO  NO   NO   YES  NO
        XAUD        00042801   NO    NO   NO  NO   NO   YES  NO
        XBEF        00042802   NO    NO   NO  NO   NO   YES  NO
        XCAD        00042803   NO    NO   NO  NO   NO   YES  NO
        XFRF        00042804   NO    NO   NO  NO   NO   YES  NO
        XDEM        00042805   NO    NO   NO  NO   NO   YES  NO
        XHKD        00042806   NO    NO   NO  NO   NO   YES  NO
        XITL        00042807   NO    NO   NO  NO   NO   YES  NO
        XJPY        00042808   NO    NO   NO  NO   NO   YES  NO
        XMYR        00042809   NO    NO   NO  NO   NO   YES  NO
        XMXN        00042810   NO    NO   NO  NO   NO   YES  NO
        XNLG        00042811   NO    NO   NO  NO   NO   YES  NO
        XSGD        00042812   NO    NO   NO  NO   NO   YES  NO
        XESP        00042813   NO    NO   NO  NO   NO   YES  NO
        XSEK        00042814   NO    NO   NO  NO   NO   YES  NO
        XCHF        00042815   NO    NO   NO  NO   NO   YES  NO
        XGBP        00042816   NO    NO   NO  NO   NO   YES  NO
-------------------------------------------------------------------------------

The Custodian is directed to accept and act upon Authorized Instructions transmitted electronically and identified with the following mnemonics and system user ID's for the following activities:

USER ID'S
---------
EXCC26       EXCC660       EBG1409
EXCC28       EXCC689       EBG1424
EXCC95       EXCC690       EXCC540
EXCC121      EXCC918       EXCC751
EXCC201      EXCC920       EXCC919
EXCC597      EWE1016
EXCC645      EWE1233


                     ACCOUNT          WORKSTATION SESSIONS
      MNEMONIC       NUMBER    TE   TCC  SL   FE   CM   MA   TD
-------------------------------------------------------------------------------
        XATS        00042800   YES   NO   NO  NO   YES  NO   NO
        XAUD        00042801   YES   NO   NO  NO   YES  NO   NO
        XBEF        00042802   YES   NO   NO  NO   YES  NO   NO
        XCAD        00042803   YES   NO   NO  NO   YES  NO   NO
        XFRF        00042804   YES   NO   NO  NO   YES  NO   NO
        XDEM        00042805   YES   NO   NO  NO   YES  NO   NO
        XHKD        00042806   YES   NO   NO  NO   YES  NO   NO
        XITL        00042807   YES   NO   NO  NO   YES  NO   NO
        XJPY        00042808   YES   NO   NO  NO   YES  NO   NO
        XMYR        00042809   YES   NO   NO  NO   YES  NO   NO
        XMXN        00042810   YES   NO   NO  NO   YES  NO   NO
        XNLG        00042811   YES   NO   NO  NO   YES  NO   NO
        XSGD        00042812   YES   NO   NO  NO   YES  NO   NO
        XESP        00042813   YES   NO   NO  NO   YES  NO   NO
        XSEK        00042814   YES   NO   NO  NO   YES  NO   NO
        XCHF        00042815   YES   NO   NO  NO   YES  NO   NO
        XGBP        00042816   YES   NO   NO  NO   YES  NO   NO
-------------------------------------------------------------------------------

The Custodian is directed to accept and act upon Authorized Instructions transmitted electronically and identified with the following mnemonics and system user ID's for the following activities:

USER ID'S
---------
EPF1391
EPF1392
EPF1393


                     ACCOUNT          WORKSTATION SESSIONS
      MNEMONIC       NUMBER    TE   TCC  SL   FE   CM   MA   TD
-------------------------------------------------------------------------------
        XATS        00042800   NO    NO   NO  NO   YES  NO   NO
        XAUD        00042801   NO    NO   NO  NO   YES  NO   NO
        XBEF        00042802   NO    NO   NO  NO   YES  NO   NO
        XCAD        00042803   NO    NO   NO  NO   YES  NO   NO
        XFRF        00042804   NO    NO   NO  NO   YES  NO   NO
        XDEM        00042805   NO    NO   NO  NO   YES  NO   NO
        XHKD        00042806   NO    NO   NO  NO   YES  NO   NO
        XITL        00042807   NO    NO   NO  NO   YES  NO   NO
        XJPY        00042808   NO    NO   NO  NO   YES  NO   NO
        XMYR        00042809   NO    NO   NO  NO   YES  NO   NO
        XMXN        00042810   NO    NO   NO  NO   YES  NO   NO
        XNLG        00042811   NO    NO   NO  NO   YES  NO   NO
        XSGD        00042812   NO    NO   NO  NO   YES  NO   NO
        XESP        00042813   NO    NO   NO  NO   YES  NO   NO
        XSEK        00042814   NO    NO   NO  NO   YES  NO   NO
        XCHF        00042815   NO    NO   NO  NO   YES  NO   NO
        XGBP        00042816   NO    NO   NO  NO   YES  NO   NO
-------------------------------------------------------------------------------

The Custodian is directed to accept and act upon Authorized Instructions transmitted electronically and identified with the following mnemonics and system user ID's for the following activities:

USER ID'S
---------
EPF1354     EPF1389
EPF1387     EPF1423
EPF1388


                     ACCOUNT          WORKSTATION SESSIONS
      MNEMONIC       NUMBER    TE   TCC  SL   FE   CM   MA   TD
-------------------------------------------------------------------------------
        XATS        00042800   NO   NO   NO   NO   NO   NO   NO
        XAUD        00042801   NO   NO   NO   NO   NO   NO   NO
        XBEF        00042802   NO   NO   NO   NO   NO   NO   NO
        XCAD        00042803   NO   NO   NO   NO   NO   NO   NO
        XFRF        00042804   NO   NO   NO   NO   NO   NO   NO
        XDEM        00042805   NO   NO   NO   NO   NO   NO   NO
        XHKD        00042806   NO   NO   NO   NO   NO   NO   NO
        XITL        00042807   NO   NO   NO   NO   NO   NO   NO
        XJPY        00042808   NO   NO   NO   NO   NO   NO   NO
        XMYR        00042809   NO   NO   NO   NO   NO   NO   NO
        XMXN        00042810   NO   NO   NO   NO   NO   NO   NO
        XNLG        00042811   NO   NO   NO   NO   NO   NO   NO
        XSGD        00042812   NO   NO   NO   NO   NO   NO   NO
        XESP        00042813   NO   NO   NO   NO   NO   NO   NO
        XSEK        00042814   NO   NO   NO   NO   NO   NO   NO
        XCHF        00042815   NO   NO   NO   NO   NO   NO   NO
        XGBP        00042816   NO   NO   NO   NO   NO   NO   NO
-------------------------------------------------------------------------------

The Custodian is directed to accept and act upon Authorized Instructions transmitted electronically and identified with the following mnemonics and system user ID's for the following activities:

USER ID'S
---------
EFD1355     EFD1378
EFD1376     EFD1379
EFD1377


                     ACCOUNT          WORKSTATION SESSIONS
      MNEMONIC       NUMBER    TE   TCC  SL   FE   CM   MA   TD
-------------------------------------------------------------------------------
        XATS        00042800   NO   NO   NO   NO   NO   NO   NO
        XAUD        00042801   NO   NO   NO   NO   NO   NO   NO
        XBEF        00042802   NO   NO   NO   NO   NO   NO   NO
        XCAD        00042803   NO   NO   NO   NO   NO   NO   NO
        XFRF        00042804   NO   NO   NO   NO   NO   NO   NO
        XDEM        00042805   NO   NO   NO   NO   NO   NO   NO
        XHKD        00042806   NO   NO   NO   NO   NO   NO   NO
        XITL        00042807   NO   NO   NO   NO   NO   NO   NO
        XJPY        00042808   NO   NO   NO   NO   NO   NO   NO
        XMYR        00042809   NO   NO   NO   NO   NO   NO   NO
        XMXN        00042810   NO   NO   NO   NO   NO   NO   NO
        XNLG        00042811   NO   NO   NO   NO   NO   NO   NO
        XSGD        00042812   NO   NO   NO   NO   NO   NO   NO
        XESP        00042813   NO   NO   NO   NO   NO   NO   NO
        XSEK        00042814   NO   NO   NO   NO   NO   NO   NO
        XCHF        00042815   NO   NO   NO   NO   NO   NO   NO
        XGBP        00042816   NO   NO   NO   NO   NO   NO   NO
-------------------------------------------------------------------------------


WORKSTATION SESSION CODES
--------------------------

TE       Trade Entry
TCC      Trade Cancel/Correct
SL       Securities Lending
FE       Foreign Exchange
CM       Cash Movement
MA       Mass Authorization
TD       Time Deposit

                                                                       EXHIBIT A

COUNTRY                      MSTC & MSBL                       MS&CO & MSIL              CENTRAL DEPOSITORY
Argentina         Citibank N.A.  .                     Citibank N.A                    Caja de Valores

Australia         Australia & New Zealand Bank         Australia & New Zealand Bank    CHESS

Austria           Creditanstalt-Bankverein             Creditanstalt-Bankverein        OKB

Bangladesh        Standard Chartered Bank              N/A                             N/A

Belgium           Banque Bruxelles Lambert S.A. (BBL)  CEDEL                           CIK

Botswana          Barclay's Bank of Botswana Ltd.      N/A                             N/A

Brazil            Banco de Boston                      Banco de Boston                 BOVESPA
                                                                                       Rio de Janeiro Stock Exchange
                                                                                       CETIP - fixed income
                                                                                       SELIC - fixed income

Canada            Toronto Dominion Bank                Toronto Dominion Bank           CDS

Chile             Citibank N.A.                        Citibank N.A.                   Depositorio Central de Valores
                                                       Banco de Chile

China             Hongkong and Shanghai Banking        Hongkong and Shanghai Banking   Shenzen Exchange:
                  Corp., Ltd.                          Corp., Ltd.                     -----------------
                                                                                       Shenzhen Securities Clearing Corp.


                                                                                       Shanghai Exchange:
                                                                                       ------------------
                                                                                       Shanghai Exchange:

Colombia          Cititrust Colombia                   Cititrust Colombia              DCV - central bank securities
                                                                                       DECEVAL - fixed income securities
Cyprus            Barclays Bank PLC                    N/A                             N/A

Czech Republic    ING Bank                             ING Bank                        SCP

Denmark           Den Danske Bank A.S.                 Den Danske Bank A.S.            VP

Ecuador           Citibank N.A.                        Citibank N.A.                   N/A

Egypt             Citibank N.A.                        N/A                             N/A

Finland           Merita Bank                          Merita Bank                     N/A

France            Banque Indosuez                      Banque Paribas                  SICOVAM

Germany           Berliner Hanels-und Frankfurter      Self-clear                      DKV
                  Bank

Ghana             Barclay's Bank of Ghana Ltd.         N/A                             N/A

Greece            Citibank N.A.                        Citibank N.A.                   Apothetirio Titlon A.E.

Hong Kong         Hongkong and Shanghai Banking        Self-clear                      CCASS
                  Corp., Ltd.                          Standard Chartered Bank
                                                       - physical shares

Hungary           Citibank Budapest                    Citibank Budapest               KELER

India             Morgan Stanley Trust Company         N/A                             N/A
                  SBI
                  Standard Chartered Bank
                  Hongkong and Shanghai Banking
                  Corp., Ltd.

Indonesia         Hongkong and Shanghai Banking        Hongkong and Shanghai Banking   KDEI
                  Corp., Ltd.                          Corp., Ltd.


Ireland           Allied Irish Bank                    Allied Irish Bank               CGO - gilts only

Israel            Bank Leumi                           Bank Leumi                      TSE Clearing House

Italy             Barclays Bank PLC                    Barclays Bank PLC (equity)      Monte Titoli S.P.A.
                                                       Citibank (FID)                  Banco d'Italia
                                                       Paribas (IPB)

Japan             Morgan Stanley International         Self-clear                      JASDEC
                  Mitsubishi Bank Ltd.                 Sanwa Bank - cash only
                  Sanwa Bank - cash only

Jordan            Arab Bank PLC                        N/A                             N/A

Kenya             Barclays Bank of Kenya Ltd.          N/A                             N/A

COUNTRY                      MSTC & MSBL                       MS&CO & MSIL              CENTRAL DEPOSITORY
Korea             Standard Chartered Bank              Standard Chartered Bank         KCD

Luxembourg        Banque Bruxelles Lambert S.A. (BBL)  CEDEL                           N/A
                  Euroclear

Malaysia          OCBC Bank (Malaysia) Bhd             OCBC Bank (Malaysia) Bhd        MCD

Mauritius         Hongkong and Shanghai Banking        N/A                             N/A
                  Corp., Ltd.

Mexico            Citibank N.A.                        Citibank N.A.                   Indeval

Morocco           Banque Commerciale du Maroc          N/A                             N/A

Netherlands       ABN Amro Bank                        KAS Associates                  NECIGEF

New Zealand       Australia and New Zealand Bank       Australia and New Zealand       FASTER
                                                       Bank                            Austraclear


Norway            Den Norske Bank                      Den Norske Bank                 VPS

Pakistan          Standard Chartered Bank              Standard Chartered Bank         SCD

Papua New Guinea  Australia and New Zealand Bank       Australia and New Zealand       CHESS
                                                       Bank

Peru              Citibank N.A.                        Citibank N.A.                   Caja de Valores

Philippines       Hongkong and Shanghai Banking        Hongkong and Shanghai Banking   N/A
                  Corp., Ltd.                          Corp., Ltd.

Poland            Citibank S.A.                        Bank Polska Kasa Opieki S.A.    NDS

Portugal          Banco Comercial Portugues            Banco Comercial Portugues       CENTRAL
                                                       Citibank (Fid)

Russia            Credit Suisse (Moscow) Ltd.          Credit Suisse (Moscow) Ltd.     N/A
                                                       Vnesrtorgbank (Fid)

Singapore         Overseas Chinese Banking Corp.       Overseas Chinese Banking Corp.  CDP
                                                       Citibank (Equity)

Slovak Republic   ING Bank                             N/A                             SCP

South Africa      First National Bank of               First National Bank of          Central Depository
                  Southern Africa                      Southern Africa                 Ltd.

Spain             Banco Santander                      Banco Santander                 SCLV
                                                       Citibank (Fid)
                                                       JP Morgan (IPB)

Sri Lanka         Hongkong and Shanghai Banking        Hongkong and Shanghai Banking   CDS
                  Corp., Ltd.                          Corp., Ltd.

Swaziland         Barclays Bank of Swaziland Ltd.      N/A                             N/A

Sweden            Svenska Handelsbanken                Skandaninviska Enskilda Banken  VPS

Switzerland       Bank Leu                             Self-clear                      SEGA
                                                       Bank Leu (Cash)

Taiwan            Hongkong and Shanghai Banking        Hongkong and Shanghai Banking   TSCD
                  Corp., Ltd.                          Corp., Ltd.
                  Standard Chartered Bank
                  - AFLAC only

Thailand          Standard Chartered Bank              Hongkong and Shanghai           SDC
                                                       Banking Corp., Ltd.

Turkey            Citibank N.A.                        Citibank N.A.                   N/A

United Kingdom    Barclays Bank PLC                    Self-clear                      CGO - gilts only
                                                       Midland Bank (cash)

United States     Depository Trust Co.                 Depository Trust Co.            DTC
                  - DTC eligible securities            - DTC eligible securities       Chemical Bank
                  Chemical Bank - non-DTC              Chemical Bank
                  eligible securities                  - non-DTC eligible securities

Uruguay           Citibank N.A.                        Citibank N.A.                   N/A

Venezuela         Citibank N.A.                        Citibank N.A.                   N/A

Zambia            Barclays Bank of Zambia              N/A                             Lusaka Stock Exchange
                                                                                       Depository

Zimbabwe          Barclays Bank of Zimbabwe Ltd.       N/A                             N/A